EYE CARE CENTERS OF AMERICA, INC.
                             STOCK OPTION AGREEMENT
                          UNDER 1998 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                            NON-QUALIFIED STOCK OPTION
                          ----------------------------

     AGREEMENT entered into as of this 8th day of January, 2002 (the "Date of Grant"), by and between EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (the "Company"), and the undersigned director of the Company (the "Optionee"). Capitalized terms used herein as defined terms which are not otherwise defined herein shall have the meanings given to them in the Stockholders' Agreement dated as of April 24, 1998 among the Company, certain affiliates of Thomas H. Lee Company, and certain other stockholders of the Company (the "Stockholders' Agreement").

     WHEREAS, on or about June 15, 2001, the Company and the Optionee agreed to cancel the existing options then held by the Optionee in exchange for the commitment of the Company to grant new options in January 2002 (at a date more than six months and a day after the effective date of the cancellation of the Options), subject to certain conditions and restrictions contained in the Option Cancellation Agreement executed by the Company and Optionee.

     WHEREAS, in satisfaction of its commitment to grant new option pursuant to the Option Cancellation Agreement, the Company desires to grant the Optionee a non-qualified stock option under the Company's 1998 Stock Option Plan for Non-Employee Directors (the "Plan") to acquire shares of the Company's common stock, par value $.01 per share ("Common Stock").

     WHEREAS, Section 6 of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

     NOW,  THEREFORE,  the  Company  and  the  Optionee hereby agree as follows:

     1.     Grant  of  Option.  The  Company hereby irrevocably grants under the
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Plan  and  subject  to  the  terms  and conditions of the Plan to the Optionee a non-qualified stock option (the "Option") to purchase up to 111,412 shares (the "Shares") of Common Stock on the terms and conditions hereinafter set forth. This option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.     Purchase  Price.  The  purchase  price  payable upon exercise of the
            ---------------
Option  shall  be  $5.00  per  Share.

     3.     Vesting.
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     (a)     Time  Based  Vesting.  Subject  to  paragraph (b) below, the Option
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shall  become  exercisable  ("vest")  as  follows:

             (i)      50%  on  the  Date  of  Grant;
             (ii)     25% on the first anniversary of  the Date  of  Grant;  and
             (iii)    25%  on  the  second  anniversary of the  Date  of  Grant.

     ;  provided  in each case that the Optionee is a director of the Company on
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such  anniversary  date;  provided,  further, that the Option shall become fully
                          --------   -------
vested upon the Optionee's death or Disability prior to such fourth anniversary if his death or disability occurs while a director of the Company.

     (b)     Acceleration.
             ------------

            (i)     Sale.
                    ----

     (A) Notwithstanding any provision to the contrary in this Section 3, but subject to the other restrictions in the Plan and this Agreement, in the event of a Sale (as defined below), a portion of the unvested Shares subject to the Option shall become vested and immediately exercisable in the event the Lee IRR (as defined below) is greater than or equal to twenty percent (20%). The portion thereof which shall become vested and immediately exercisable shall range from zero percent (0%) to one hundred percent (100%) in proportion to the amount by which the Lee IRR exceeds twenty (20%) (up to thirty-five percent (35%)) compared to the difference between twenty percent (20%) and thirty-five percent (35%). The term "Lee IRR" shall mean the internal rate of return achieved by the Lee Holders on their aggregate investment in the Company, determined as of consummation of the Sale; provided that Lee IRR shall not
                                                 --------
include any management, transaction or structuring fees (or the like) paid to the Lee Holders or any affiliate of the Lee Holders. In the event Optionee holds more than one option pursuant to separate option agreements with the Company, and the aggregate number of Shares which vest by operation of this
Section 3(b)(i) and substantially similar provisions in such other option agreements is less than the aggregate number of shares subject to vesting under all such option agreements, then the vesting of Shares pursuant to this Section 3(b)(i) and such other provisions shall be applied first with respect to the options with the earliest Date of Grant, and then to each succeeding Option in chronological order of Dates of Grant.

     (B)     For  purposes  hereof,  the  term  "Sale"  shall  mean:

     (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of (a) the Company or (b) the surviving entity in any reorganization, merger or consolidation involving the Company (any such entity referred to herein as the "Corporation") where such acquisition causes such Person to own more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, other than acquisitions by the Thomas H. Lee Company or its Affiliates (as defined in the Stockholders' Agreement);

     (2) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

     (3) the acquisition by a third party not affiliated with the Company of all or substantially all of the Company's assets (without regard to cash or accounts receivable).

      (C) The accelerated vesting provided in this Section 3(b)(i) shall take effect immediately prior to but contingent upon the Sale giving rise to such accelerated vesting. The phrase "immediately prior to the Sale" shall be understood to mean sufficiently in advance of a Sale to permit the Optionee to take all steps reasonably necessary to permit the Optionee to become a shareholder of the Company as of the consummation of such Sale with respect to the Shares subject to the accelerated vesting provided in this Section 3(b)(i).

     (ii)     Initial  Public  Offering.  Notwithstanding  any  provision to the
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contrary  in  this  Section 3, but subject to the other restrictions in the Plan and this Agreement, in event of the completion of the Company's initial Public Offering (as defined below) a fraction of the total Shares subject to the Option shall become vested and immediately exercisable, such fraction to have a numerator equal to the aggregate number of shares of Common Stock sold by the Lee Holders pursuant to the initial Public Offering, and a denominator equal to the aggregate number of shares of Common Stock owned by the Lee Holders immediately following consummation of the Recapitalization (as adjusted for stock splits, stock dividends, reclassifications and the like); provided,
                                                                       --------
however, that to the extent any of the Shares subject to the Option shall have become exercisable prior to the Company's initial Public Offering (the "Previously Vested Option Shares"), then the number of Shares which become vested and exercisable pursuant to this Section 3(b)(ii) shall be reduced by the number of Previously Vested Option Shares (but not below zero, with the result that the number of Previously Vested Option Shares shall remain unchanged). The term "Public Offering" shall mean the completion of a sale of Common Stock pursuant to a registration statement which has become effective under the 1933 Act, excluding registration statements on Form S-4, S-8 or similar limited purpose forms. The term "Recapitalization" shall mean the transactions contemplated by the Recapitalization Agreement dated March 6, 1998, among ECCA Merger Corp., the Company and the sellers named therein, as amended from time to time.

     4.     Term  of  Options.
            ------------------

     (a) Each Option shall expire on the 10th anniversary of the Date of Grant, but shall be subject to earlier termination as herein provided.

     (b) Except as otherwise provided in this Section 4, the Option shall terminate on the 30th day following the date the Optionee ceases to be a director of the Company.

     (c) The Option shall terminate immediately upon termination of Optionee's directorship for Cause by the Company.

     (d) The Option shall terminate on the 60th day following the date the Optionee ceases to be a director of the Company due to Optionee's Disability.

     (e) The Option shall terminate on the 180th day following the date of the Optionee's death if the Optionee ceases to be a director of the Company due to Optionee's death.

     5.     Exercisability.
            --------------

     (a) If the Optionee ceases to be a director of the Company, the Option granted to the Optionee hereunder shall be exercisable only to the extent that the right to purchase Shares under the Option has accrued and is in effect on the date the Optionee ceases to be a director of the Company; provided that in
                                                                --------
the event of a Sale or a Public Offering in which the Lee Holders sell any shares of Common Stock, the binding contract with respect to which was entered into within three months following a termination of the Optionee's directorship by the Company without Cause, the vesting of the Optionee's unvested options shall be governed by Section 3(b)(i) or Section 3(b)(ii) above, as the case may be. A binding contract in respect of a Public Offering shall be deemed to mean only a definitive underwriting agreement with respect thereto.

     (b) Notwithstanding any other provision of this Agreement to the contrary, the Option may not be exercised in whole or in part prior to the earlier to occur of the following: (i) completion of the Company's initial Public Offering; or (ii) immediately prior to a Sale (and contingent upon completion thereof).

     6.     Manner  of  Exercise  of  Option.
            --------------------------------

     (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares to be purchased, together with payment in full of the purchase price for such Shares. Payment may be in the form of (i) cash or a check payable to the order of the Company in an amount equal to the purchase price for the Shares being purchased, (ii) shares of Common Stock owned by the Optionee having a fair market value equal in amount to the purchase price for the Shares being purchased, or (iii) any combination of
(i) and (ii). With the consent of the Committee, payment also may be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price for the Shares being purchased. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not more than thirty (30) days from the date of receipt of such notice and payment by the Company.

     (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Option.

7.     Limited  Transferability.
       ------------------------

     (a) The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than (i) by will or the laws of descent and distribution, and (ii) as specifically set forth in Section 7(b) below.

     (b) If approved by the Committee, the Optionee may transfer by gift all or a portion of the Option to one or more of the Optionee's Immediate Family Members (as defined below) or to a trust established for the exclusive benefit of one or more of the Optionee's Immediate Family Members. Transfers to any one transferee under this Section 7(b) may be made only with respect to at least 500 Shares subject to the Option. If less than the entire Option is transferred to any one transferee under this Section 7(b), than the Shares so transferred shall be drawn first from the unvested Shares which will be the last to vest and so on until all unvested Shares shall have been transferred; thereafter the Shares to be transferred will be those that have vested. Transfers under this Section 7(b) may e made only on dates specified by the Committee. In order to transfer all or any portion of the Option, the Optionee must complete, sign and deliver to the Committee an "Election to Transfer Stock Options", in the form attached hereto as Exhibit 1, and must obtain from each proposed transferee and deliver
            ---------
to the Company a completed and signed "Notice to Option Transferee", in the form attached hereto as Exhibit 2. The Company, at its option, may engage a
                      ----------
recognized appraisal firm to value for gift tax purposes any Options to be transferred hereunder.

     (c) As used herein, the term "Immediate Family Member" shall mean a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, sister-in-law, or brother-in-law, including adoptive relationships.

     (d) The Option shall be null and void and without effect upon the bankruptcy of the Optionee (or, with respect to any portion of the Option held by a transferee, upon the bankruptcy of such transferee) or upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provision hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     8.     Representation  Letter  and  Investment  Legend.
            -----------------------------------------------

     (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the federal Securities Act of 1933, as amended, when the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 3 and the Company shall place an "investment legend", so-called, as described in Exhibit 3, upon any certificate for the Shares issued by reason of such exercise.

     (b) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of Shares.

     9.     Adjustments  on  Changes in Recapitalization, Reorganization and the
            --------------------------------------------------------------------
Like.  Adjustments  on  changes in recapitalization, reorganization and the like
 ---
shall be made in accordance with Section 12 of the Plan, as in effect on the date of this Agreement.

     10.     No Special Rights.  Nothing contained in the Plan or this Agreement
             -----------------
shall be construed or deemed by any person under any circumstances to bind the Company (or any of its subsidiaries) to employ, maintain on the Board, or to continue the employment of the Optionee (or any consulting relationship with the Company) for the period within which this Option may be exercised. However, during the period of the Optionee's service to the Company, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or its subsidiaries.

     11.  Rights as a Stockholder. Neither the Optionee or the transferee of the
          -----------------------
Options shall not have any rights as a stockholder of the Company with respect to any Shares which may be purchased by exercise of this Option unless and until a stock certificate representing such Shares is executed and delivered to the Optionee or such transferee, as the case may be. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     12.     Withholding  Taxes.  Whenever Shares are to be issued upon exercise
             ------------------
of this Option (whether by the Optionee or by any transferee of the Optionee), the Company shall have the right to withhold (or to cause one of the Company's subsidiaries to withhold) from compensation otherwise payable to the Optionee, or to require the Optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements in respect of the Shares being purchased by the Optionee prior to the issuance of such Shares and the delivery of any certificate or certificates for such Shares, and from time to time thereafter.

     13.     Stockholders'  Agreement.  As  a  condition  to  the  grant  of the
             ------------------------
Option, and to any exercise of the Option, the Optionee (and any transferee of the Optionee) shall join in the Stockholders' Agreement. The Option and the Shares issuable upon exercise of the Option are subject to restrictions on transfer, voting agreements, co-sale agreements and other matters more fully described therein.

                                  * * * * * * *

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by its officer thereunto duly authorized, and the Optionee has hereunto set his or her hand and seal, all as of the day and year first above written.

                                               EYE CARE CENTERS OF AMERICA, INC.


                                      By:_______________________________________
                                              Name:     David E. McComas
                                              Title:    President - CEO

                                     OPTIONEE:


                                      __________________________________________
                                              Name: Norman S. Matthews


                                         Address: 650 Madison Avenue, 23rd Floor
                                                  New York, NY 10022